UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2005, the stockholders of Health Net, Inc. (the “Company”) approved the Health Net, Inc. 2006 Executive Officer Incentive Plan (the “Executive Officer Incentive Plan”) and the Health Net, Inc. 2005 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) at the Company’s 2005 Annual Meeting of Stockholders. The Executive Officer Incentive Plan and the Long-Term Incentive Plan were adopted by the Company’s Board of Directors on March 4, 2005, subject to stockholder approval. On May 13, 2005, the Company amended the Executive Officer Incentive Plan to make clear that such plan does not provide for equity awards (the “Executive Officer Incentive Plan Amendment”).

Executive Officer Incentive Plan

The following description of the material provisions of the Executive Officer Incentive Plan, as amended, is qualified in its entirety by reference to the Executive Officer Incentive Plan and the Executive Officer Incentive Plan Amendment. Copies of the Executive Officer Incentive Plan and the Executive Officer Incentive Plan Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and incorporated herein by reference.

Purposes. The purposes of the Executive Officer Incentive Plan are to retain and motivate the executive officers of the Company who have been designated by the Compensation Committee of the Board of Directors (the “Compensation Committee”) to be participants for a performance period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the performance period.

Administration. The Executive Officer Incentive Plan will be administered by the Compensation Committee which consists solely of two or more directors who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee will have the sole discretion and authority to administer and interpret the Executive Officer Incentive Plan and any awards granted thereunder.

Effective Date. The Executive Officer Incentive Plan will become effective January 1, 2006 and will remain in effect until December 31, 2011, unless terminated earlier by the Company.

Eligibility and Participation. Eligibility to participate in the Executive Officer Incentive Plan is limited to executive officers (as defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended) of the Company. The Compensation Committee will select the eligible Executive Officer Incentive Plan participants (“Participants”) for each performance period under the Executive Officer Incentive Plan. Participants in the Executive Officer Incentive Plan for a

specific performance period will not be eligible to participate in any other plans during such performance period, including but not limited to, the Company’s Management Incentive Plan.

Award Determinations. By no later than the latest time permitted by Section 162(m) of the Code (generally, however, no later than the earlier of (i) 90 days after the commencement of the performance period and (ii) the date on which twenty-five percent (25%) of the performance period has been completed) and while the outcome of each goal remains substantially uncertain within the meaning of Section 162(m) of the Code (the “Applicable Period”), the Compensation Committee will establish one or more objective performance goals for such performance period for each Participant or for any group of Participants. Performance goals will be based exclusively on one or more of the following objective corporate-wide or subsidiary, division or operating unit measures: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; total stockholder return over a specified period of time (which may be relative to a peer group); earnings per share; earnings before interest, taxes, depreciation or amortization (or any combination thereof); direct margin; expense reduction; customer satisfaction survey results; employee satisfaction survey results; member retention; net income; operating income; revenues; profit margin; cash flow(s); financial return ratios; return on equity; and strategic business criteria, consisting of one or more objectives based on achieving specified revenue, market penetration, or geographic business expansion goals, or cost targets, or goals relating to acquisitions or divestitures. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In the case of earnings-based measures, performance goals may include comparisons relating to capital (including, but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals will be subject to such other special rules and conditions as the Compensation Committee may establish at any time within the Applicable Period. Unless the Compensation Committee decides otherwise, the measures utilized in establishing performance goals under the Executive Officer Incentive Plan shall be determined in accordance with generally accepted accounting principles.

At the time performance goals are established for a performance period, the Compensation Committee shall also establish an individual award opportunity for each Participant or group of Participants, based on the achievement of one or more specified targets of performance goals (“targeted awards”). The targets will be expressed in terms of an objective formula or standards which may be based upon a Participant’s annual base salary or a multiple thereof. The Compensation Committee may, pursuant to its discretion, reduce or eliminate, in whole or in part, payment of any targeted award that would otherwise be payable to a Participant. The Compensation Committee has no discretion to increase the amount of a Participant’s targeted award.

All awards will be paid in cash; provided, however, that no awards will be paid unless and until the Compensation Committee makes a certification in writing with respect to the attainment of the performance goal(s) specified for such performance period, as required by Section 162(m) of the Code. Each Participant may elect that all or part of the award for that period will be deferred and distributed at a later date. Any awards which are not deferred will be paid no later than 2 ½ months after the end of the applicable performance period.

Other Compensation. Subject to the terms of the Executive Officer Incentive Plan, the Company may and does pay cash, other awards and other compensation to certain officers under other authority of the Board of Directors or applicable law.

Long-Term Incentive Plan

The following description of the material provisions of the Long-Term Incentive Plan is qualified in its entirety by reference to the Long-Term Incentive Plan, a copy of which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Purposes. The purposes of the Long-Term Incentive Plan are (i) to align the interests of the Company’s stockholders and recipients of awards under the Long-Term Incentive Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining key salaried employees and (iii) to motivate such employees to act in the long-term best interests of the Company’s stockholders. Under the Long-Term Incentive Plan, the Company may grant non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code, stock appreciation rights (“SARs”), restricted stock awards, bonus stock awards, restricted stock unit awards (“RSUs”) and performance awards. All key salaried employees and persons expected to become key salaried employees of the Company will be eligible to participate in the Long-Term Incentive Plan.

Administration. The Long-Term Incentive Plan will be administered by the Compensation Committee, which consists solely of “outside directors” within the meaning of Section 162(m) of the Code. Subject to the express provisions of the Long-Term Incentive Plan, the Compensation Committee will have the authority to select eligible key salaried employees who will receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the Long-Term Incentive Plan as the Compensation Committee shall approve. The Compensation Committee will also have authority to prescribe rules and regulations for administering the Long-Term Incentive Plan and to decide questions of interpretation or application of any provision of the Long-Term Incentive Plan. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, and to the extent legally permissible, the Compensation Committee may delegate some or all of its power and authority to administer the Long-Term Incentive Plan to executive officers of the Company as it deems appropriate or necessary.

Section 162(m). Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, qualified performance-based compensation is not subject to the $1 million deduction limit. Qualified performance-based compensation is compensation that satisfies the following requirements: (i) the compensation is payable after the attainment of performance goals determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation’s stockholders and (iii) payment is not made before the committee certifies that the applicable performance goals were satisfied.

The Compensation Committee may establish performance measures based on one or more of the following: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; total stockholder return over a specified period of time (which may be relative to a peer group); earnings per share; earnings before interest, taxes, depreciation or amortization (or any combination thereof); direct margin; expense reduction; customer satisfaction survey results; employee satisfaction survey results; member retention; net income; operating income; revenues; profit margin; cash flow(s); financial return ratios; return on equity; and strategic business criteria, consisting of one or more objectives based on achieving specified revenue, market penetration, or geographic business expansion goals, or cost targets, or goals relating to acquisitions or divestitures, or any combination of the foregoing.

Available Shares. Under the Long-Term Incentive Plan, fifteen million (15,000,000) shares of Common Stock are available for awards. Such 15,000,000 shares of Common Stock shall be reduced by the sum of the aggregate number of shares of such stock then subject to awards under the Long-Term Incentive Plan (which shall be deemed to include shares subject to or issued pursuant to awards under the Health Net, Inc. 2002 Stock Option Plan or the Health Net, Inc. 1997 Stock Option Plan). Under the Long-Term Incentive Plan, the total number of shares of Common Stock available for all Stock Awards is 850,000 shares. The number of shares available for awards under the Long-Term Incentive Plan is subject to adjustment in the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. To the extent that shares of Common Stock subject to an outstanding award are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under the Long-Term Incentive Plan. The maximum number of shares of Common Stock with respect to which options, SARs and restricted stock, restricted stock unit awards, bonus stock awards or performance awards (or the fair market value thereof paid in cash) may be granted during the term of the Long-Term Incentive Plan to any person is 3,000,000 shares, subject to adjustment as described above.

Change in Control. In the event of a “Change in Control” (as defined in the Long-Term Incentive Plan), (i) all outstanding options and SARs will be exercisable in full, (ii) the restriction period applicable to any outstanding restricted stock award or restricted stock unit award shall lapse, (iii) the performance period applicable to any outstanding performance award shall lapse and (iv) the performance measures applicable to any outstanding award shall be deemed satisfied, as determined by the Board of Directors, at the minimum, target or maximum level, except as otherwise provided in the applicable agreement evidencing such award.

Effective Date, Termination and Amendment. The Long-Term Incentive Plan became effective on May 12, 2005, after the approval of the stockholders at the Company’s 2005 Annual Meeting, and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the Long-Term Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation and provided that no amendment may be made without stockholder approval if such amendment would, among other things, (i) increase the maximum number of shares of Common Stock available under the Long-Term Incentive Plan, (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of the Long-Term Incentive Plan.

Stock Options—General. The Compensation Committee will determine the conditions to the exercisability of an option. Upon exercise of an option, including an incentive stock option, the purchase price may be paid in cash, by delivery of previously acquired shares of Common Stock, by withholding shares otherwise deliverable upon exercise or, to the extent legally permissible, by delivery of an irrevocable notice of exercise to a broker acceptable to the Company.

Non-Qualified Stock Options and Stock Appreciation Rights. The period for the exercise of a non-qualified stock option or SAR, including the period during which a non-qualified stock option or SAR is exercisable following termination of employment, will be determined by the Compensation Committee. The exercise price of a non-qualified stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, and the base price of an SAR will be the exercise price of the related option. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock, cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

Incentive Stock Options. No incentive stock option will be exercisable more than ten years after its date of grant, except that if the recipient of the incentive stock option owns more than ten percent of the voting power of all shares of capital stock of the Company (a “ten percent holder”), such incentive stock option will be exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, except that if the recipient of the incentive stock option is a ten percent holder, the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant of such option.

In the event of the termination of an optionee’s employment by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of one year after such termination (or such shorter period as specified by the Compensation Committee in the option agreement), but in no event after the expiration of the incentive stock option. In the event of the termination of an optionee’s employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of three months after such termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the applicable exercise period following termination of employment, such incentive stock option will be exercisable only to the extent such option was exercisable on the date of the holder’s death, and may thereafter be exercised for a period of one year (or such shorter period as specified by the Compensation Committee in the option agreement), but in no event after expiration of the incentive stock option.

Bonus Stock and Restricted Stock Awards. The Long-Term Incentive Plan provides for the grant of stock awards which are vested upon grant (“bonus stock”), and stock awards which may be subject to a restriction period (“restricted stock”). Shares of restricted stock are non-

transferable and, as determined by the Compensation Committee, subject to forfeiture if, during the restriction period, (i) the holder does not remain continuously in the employment of the Company; (ii) specified performance measures are not satisfied or (iii) the holder does not satisfy any other applicable conditions. All terms relating to the termination of the restriction period, or the cancellation or forfeiture of a restricted stock award upon the termination of employment of a holder of such award shall be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the holder of a restricted stock award will have rights as a stockholder of the Company, including the right to vote and receive dividends or distributions with respect to the shares of restricted stock. In connection with a restricted stock award, the Compensation Committee may authorize the payment of a cash award to the holder of the restricted stock at any time after the restricted stock becomes vested. The cash award with respect to a share of restricted stock cannot exceed the average fair market value of a share of Common Stock during the sixty consecutive trading days ending on the valuation date specified in the restricted stock agreement.

Restricted Stock Unit Awards. The Long-Term Incentive Plan provides for the grant of restricted stock unit awards (“RSU”). An RSU is a right to receive, upon vesting, shares of Common Stock, cash or a combination thereof with a value equal to the fair market value of the Common Stock on the date of vesting. An RSU shall be subject to forfeiture if, during the restriction period, (i) the holder does not remain continuously in the employment of the Company; (ii) specified performance measures are not satisfied or (iii) the holder does not satisfy any other applicable conditions. Prior to the settlement of an RSU, the holder of such RSU has no rights as a stockholder of the Company with respect to the shares subject to the award; however, the agreement evidencing the award may allow the holder of the RSU to receive, on a current or deferred basis, dividend equivalents with respect to the shares of Common Stock subject to the award and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents.

Performance Awards. The Long-Term Incentive Plan provides for the grant of performance awards. A performance award is a right, contingent upon the attainment of performance measures within a specified performance period, to receive shares of Common Stock or cash of a specified amount. The number of shares of Common Stock subject to the performance award, the applicable performance measures and the performance period will be determined by the Compensation Committee. All terms relating to the vesting and forfeiture of such award upon the satisfaction of, or to failure satisfy, the performance measures shall be determined by the Compensation Committee.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Health Net, Inc. 2006 Executive Officer Incentive Plan.

10.2	Amendment Number One to the Health Net, Inc. 2006 Executive Officer Incentive Plan.

10.3	Health Net, Inc. 2005 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005

HEALTH NET, INC.

By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Health Net, Inc. 2006 Executive Officer Incentive Plan.

10.2	Amendment One to the Health Net, Inc. 2006 Executive Officer Incentive Plan.

10.3	Health Net, Inc. 2005 Long-Term Incentive Plan.

10